UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 22, 2013

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 22, 2013, HCC Insurance Holdings, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  During the Annual Meeting, stockholders were asked to consider and vote upon five proposals: (1) the election of eleven nominees to serve as members of the Company’s Board for a one-year term expiring at the annual meeting of stockholders in 2014 and until their successors are duly elected and qualified, (2) an advisory vote on the compensation of the Company’s named executive offices, (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013, (4) the approval of the Company’s 2013 Employee Stock Purchase Plan, and (5) the re-approval of the material terms of the performance goals under the Company’s 2008 Flexible Incentive Plan.

On the record date of April 1, 2013, there were 100,467,814 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Annual Meeting.  For each proposal, the results of the stockholder voting were as follows:

1.              Election of eleven nominees to serve as members of the Board for a one-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Emmanuel T. Ballases	91,255,241	323,031	3,714,941
Judy C. Bozeman	90,465,041	1,113,231	3,714,941
Frank J. Bramanti	90,537,743	1,040,529	3,714,941
Walter M. Duer	91,355,036	223,236	3,714,941
James C. Flagg, Ph.D.	90,410,576	1,167,696	3,714,941
Thomas M. Hamilton	90,600,130	978,142	3,714,941
Leslie S. Heisz	90,547,891	1,030,381	3,714,941
John N. Molbeck, Jr.	90,597,661	980,611	3,714,941
Robert A. Rosholt	91,266,979	311,293	3,714,941
J. Mikesell Thomas	90,751,489	826,783	3,714,941
Christopher J.B. Williams	90,626,558	951,714	3,714,941

2.              Advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
88,584,318	2,491,754	502,200	3,714,941

3.              Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013:

Votes For	Votes Against	Abstain	Broker Non-Votes
94,079,833	1,006,877	206,503	n/a

4.              Approval of the Company’s 2013 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
89,867,665	791,578	919,029	3,714,941

5.              Re-approval of the material terms of the performance goals under the Company’s 2008 Flexible Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
86,115,350	4,496,241	966,681	3,714,941

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel & Assistant Secretary

DATED:  May 23, 2013